Exhibit 1


                           JOINT FILING AGREEMENT

     This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any further amendments to the Schedule 13G with respect to beneficial ownership by the undersigned of shares of the Common Stock, par value $0.01 per share, of Home Properties of New York, Inc., are being filed on behalf of each of the undersigned in accordance with Rule 13D-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  February 13, 2003
                                        GE CAPITAL EQUITY INVESTMENTS, INC.

                                        By:    /s/ Jonathan K. Sprole
                                               ------------------------------
                                               Name:      Jonathan K. Sprole
                                               Title:     Managing Director

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By:    /s/ Robert E. Pfeiffer
                                               ------------------------------
                                               Name:      Robert E. Pfeiffer
                                               Title:     Vice President

                                        GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                        By:    /s/ Kevin Korsh
                                               ------------------------------
                                               Name:      Kevin Korsh
                                               Title:     Attorney-in-Fact*

                                        GENERAL ELECTRIC COMPANY

                                        By:    /s/ Kevin Korsh
                                               ------------------------------
                                               Name:      Kevin Korsh
                                               Title:     Attorney-in-Fact**

*   Filed Pursuant to a Power of Attorney Attached as Exhibit 2 to this
    Schedule 13G.
**  Filed Pursuant to a Power of Attorney Attached as Exhibit 3 to this
    Schedule 13G.